REVOLVING LINE OF CREDIT (Details) (USD $)	Mar. 31, 2014	Dec. 31, 2013
REVOLVING LINE OF CREDIT {1}
Company extended a credit agreement with a bank that provides for a revolving line of credit in millions	$ 10	$ 10
Amount availbe to be drawn on line of credit	$ 9,855,000	$ 9,855,000
Non usage commitment fees percentage per annum	0.25%	0.20%
Interest rate of the bank's prime rate plus	0.25%	0.75%
Interest being charged to be not less than		4.00%